SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                      November 16, 1998 (September 2, 1998)
                                         -----------------


                                 Unidigital Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                      0-27664                     13-3856672
--------------------------------------------------------------------------------
(State or Other          (Commission File Number)          (IRS Employer
Jurisdiction of                                          Identification No.)
Incorporation)


229 West 28th Street, New York, New York                             10001
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (zip code)


                                 (212) 244-7820
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Item  7.  Financial Statements, Pro Forma Financial Information and
                Exhibits.


      As reported in the Current Report on Form 8-K dated September 14, 1998 filed by Unidigital Inc. (the "Company"), on September 2, 1998, the Company consummated the acquisition of all of the issued and outstanding capital stock of Mega Art Corp. ("Mega Art") located in New York City. As a result of the acquisition, Mega Art became a wholly-owned subsidiary of the Company.

      The Company hereby files this Amendment No. 1 on Form 8-K/A to file the financial statements and related pro forma financial statements required pursuant to Item 7 of Form 8-K with respect to such transaction.

(a)  Financial Information of Business Acquired.



                                 MEGA ART CORP.

                              FINANCIAL STATEMENTS

                               For the Years Ended
                          July 31, 1998, 1997 and 1996

                       (With Independent Auditors' Report)

                                 MEGA ART CORP.

                                TABLE OF CONTENTS

                For the Years Ended July 31, 1998, 1997 and 1996


                                                                      Page
                                                                      ----

Independent Auditors' Report............................................1

Financial Statements

   Balance Sheets.......................................................2

   Statements of Operations.............................................3

   Statements of Stockholders' Equity...................................4

   Statements of Cash Flows.............................................5

   Notes to Financial Statements........................................7

Supplementary Information

   Schedules of Selling, General and
     Administrative Expenses...........................................12

                          Independent Auditors' Report



To the Stockholders
Mega Art Corp.:

     We have audited the accompanying balance sheets of Mega Art Corp. as of July 31, 1998, 1997 and 1996, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mega Art Corp. as of July 31, 1998, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary schedules of selling, general and administrative expenses for the years ended July 31, 1998, 1997 and 1996 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



August 25, 1998, except for the years ended July 1997 and 1996 as to which the date is November 11, 1998



                                           MEGA ART CORP.

                                           BALANCE SHEETS

                                    July 31, 1998, 1997 and 1996


                                                               1998            1997         1996
                                                               ----            ----         ----

Assets
    Current
       Cash and cash equivalents ......................   $    29,907    $    51,769    $   125,055
       Marketable securities ..........................                      104,421
       Accounts receivable ............................     1,540,870        363,323        211,131
       Prepaid expenses ...............................        89,587
       Prepaid corporate income taxes .................         8,000
       Loans and exchanges ............................         2,446
       Advances to suppliers ..........................        35,000
                                                          -----------    -----------    -----------

          Total current assets ........................     1,705,810        519,513        336,186

    Property and equipment at cost, less
       accumulated depreciation and
       amortization of $219,010, $4,258
       and $156,516, respectively .....................       979,336        460,029        620,030
    Security deposits .................................        25,191         10,688
                                                          -----------    -----------    -----------

          Total assets ................................   $ 2,710,337    $   990,230    $   956,216
                                                          ===========    ===========    ===========

Liabilities
    Current
       Current portion of long-term debt ..............   $    99,846    $      --      $      --
       Loan payable - equipment .......................                      400,000
       Accounts payable and accrued expenses ..........       765,196         31,687        725,290
       Payroll and sales taxes payable ................         5,405          3,691         13,180
       Corporate income taxes payable .................        21,000          9,000
       Deferred income ................................        91,667
       Deferred taxes .................................       379,000        117,000         70,000
                                                          -----------    -----------    -----------

          Total current liabilities ...................     1,362,114        561,378        808,470

    Long-term debt, net of current portion ............       477,315
    Loan payable - stockholder ........................       322,871        240,641         46,302
                                                          -----------    -----------    -----------

          Total liabilities ...........................     2,162,300        802,019        854,772
                                                          -----------    -----------    -----------

Stockholders' equity
    Common stock, no par value, 100 shares
       authorized, issued and outstanding .............         2,000          2,000          2,000
    Retained earnings .................................       546,037        206,790         99,444
    Unrealized loss on securities available
       for sale .......................................                      (20,579)
                                                          -----------    -----------    -----------

          Total stockholders' equity ..................       548,037        188,211        101,444
                                                          -----------    -----------    -----------

          Total liabilities and stockholders' equity ..   $ 2,710,337    $   990,230    $   956,216
                                                          ===========    ===========    ===========

             The accompanying notes are an integral part of these financial statements.



                                         MEGA ART CORP.

                                    STATEMENTS OF OPERATIONS

                        For the Years Ended July 31, 1998, 1997 and 1996


                                                     1998             1997            1996
                                                     ----             ----            ----

Revenue
    Sales ...................................    $ 4,516,340      $ 1,006,199     $   503,928

    Cost of goods sold ......................      2,202,574          553,840         122,161
                                                 -----------      -----------     -----------

       Gross profit .........................      2,313,766          452,359         381,767
                                                 -----------      -----------     -----------

Expenses
    Selling, general and administrative
       expenses .............................      1,698,570          601,740         251,986
    Depreciation and amortization ...........        214,752            1,742         155,008
                                                 -----------      -----------     -----------

       Total expenses .......................      1,913,322          603,482         406,994
                                                 -----------      -----------     -----------

          Income (loss) from operations .....        400,444         (151,123)        (25,227)
                                                 -----------      -----------     -----------

Other income (expense)
    Consulting income .......................        225,000          205,062         227,718
    Gain on sale of marketable securities ...        103,660
    Gain on sale of equipment ...............                         124,000
    Interest income .........................          5,326
    Interest expense - stockholder ..........        (10,992)
    Interest expense ........................        (14,853)
                                                 -----------      -----------     -----------

       Total other income ...................        308,141          329,062         227,718
                                                 -----------      -----------     -----------

          Income before provision for
              income taxes ..................        708,585          177,939         202,491
                                                 -----------      -----------     -----------

Provision for income taxes
    Current .................................         33,000           14,593           3,508
    Deferred ................................        253,000           56,000          70,000
                                                 -----------      -----------     -----------

       Total provision for income taxes .....        286,000           70,593          73,508
                                                 -----------      -----------     -----------

              Net income ....................    $   422,585      $   107,346     $   128,983
                                                 ===========      ===========     ===========

           The accompanying notes are an integral part of these financial statements.



                                         MEGA ART CORP.

                               STATEMENTS OF STOCKHOLDERS' EQUITY

                        For the Years Ended July 31, 1998, 1997 and 1996


                                       Common Stock
                                -----------------------
                                                          (Accumulated  Unrealized
                                   Number                   deficit)      loss on        Total
                                     of                     Retained    marketable    stockholders'
                                  shares        Amount      earnings    securities  equity (deficit)
                                  ------        ------      --------    ----------  ----------------

Balance, July 31, 1995 .......        100     $   2,000     $ (29,539)    $   --      $ (27,539)

   Net income for the year
     ended July 31, 1996 .....                                128,983                   128,983
                                ---------     ---------     ---------     --------    ---------

Balance, July 31, 1996 .......        100         2,000        99,444                   101,444

   Adjustment for
     unrealized loss on
     securities available-
     for-sale ................                                             (20,579)     (20,579)

   Net income for the year
     ended July 31, 1997 .....                                107,346                   107,346
                                ---------     ---------     ---------     --------    ---------

Balance, July 31, 1997 .......        100         2,000       206,790      (20,579)     188,211

   Adjustment for
     unrealized loss on
     securities available-
     for-sale ................                                              20,579       20,579

   Prior period adjustment
     for changes in accounts
     receivable and accounts
     payable (See Note 9) ....                                (83,338)                  (83,338)

   Net income for the year
     ended July 31, 1998 .....                                422,585                   422,585
                                ---------     ---------     ---------     --------    ---------

Balance, July 31, 1998 .......        100     $   2,000     $ 546,037     $   --      $ 548,037
                                =========     =========     =========     ========    =========

           The accompanying notes are an integral part of these financial statements.



                                       MEGA ART CORP.

                                  STATEMENTS OF CASH FLOWS

                      For the Years Ended July 31, 1998, 1997 and 1996


                                                      1998           1997            1996
                                                      ----           ----            ----

Cash flows from operating activities:
    Net income .............................    $   422,585     $   107,346     $   128,983

    Adjustments to reconcile net income
       to net cash provided by (used in)
       operating activities:
          Depreciation and amortization ....        214,752           1,742         155,008
          Prior period adjustment ..........        (83,338)
          Realized gain on sale of
              marketable securities ........       (103,660)
          Gain on sale of property and
              equipment ....................                       (124,000)
          Bad debts ........................          7,877
    (Increase) decrease in:
       Accounts receivable .................     (1,185,424)       (152,192)       (211,131)
       Prepaid expenses ....................        (89,587)
       Prepaid corporate income taxes ......         (8,000)
       Loans and exchanges .................         (2,446)
       Advances to suppliers ...............        (35,000)
       Security deposits ...................        (14,503)        (10,688)
    Increase (decrease) in:
       Accounts payable and
          accrued expenses .................        733,509        (693,604)        725,112
       Payroll and sales taxes payable .....          1,714          (9,489)         13,180
       Corporate income taxes payable ......         12,000           9,000
       Deferred income .....................         91,667
       Deferred taxes ......................        262,000          47,000          70,000
                                                -----------     -----------     -----------

    Net cash provided by (used in)
       operating activities ................        224,146        (824,885)        881,152
                                                -----------     -----------     -----------

Balance carried forward ....................        224,146        (824,885)        881,152
                                                -----------     -----------     -----------

         The accompanying notes are an integral part of these financial statements.



                                          MEGA ART CORP.

                               STATEMENTS OF CASH FLOWS (continued)

                         For the Years Ended July 31, 1998, 1997 and 1996


                                                              1998          1997          1996
                                                              ----          ----          ----

Balance brought forward ...............................    $ 224,146     $(824,885)    $ 881,152
                                                           ---------     ---------     ---------

Cash flows from investing activities:
    Purchase of marketable securities .................                   (125,000)
    Proceeds from sale of marketable
       securities .....................................      228,660
    Purchase of property and equipment ................     (734,059)     (457,740)     (775,037)
    Proceeds from sale of equipment ...................                    740,000
                                                           ---------     ---------     ---------

       Net cash provided by (used in)
          investing activities ........................     (505,399)      157,260      (775,037)
                                                           ---------     ---------     ---------

Cash flows from financing activities:
    Principal repayments on loan payable - equipment ..      (22,839)
    Proceeds from stockholder loan ....................       82,230       194,339        18,940
    Repayment of loan payable - equipment .............     (400,000)
    Proceeds from equipment loan ......................      250,000       400,000
    Increase in obligation under a capital
       lease ..........................................      350,000
                                                           ---------     ---------     ---------

       Net cash provided by financing
          activities ..................................      259,391       594,339        18,940
                                                           ---------     ---------     ---------

Net increase (decrease) in cash and
    cash equivalents ..................................      (21,862)      (73,286)      125,055

Cash and cash equivalents, beginning
    of year ...........................................       51,769       125,055
                                                           ---------     ---------     ---------

Cash and cash equivalents, end of year ................    $  29,907     $  51,769     $ 125,055
                                                           =========     =========     =========

Supplemental disclosure:
    Interest paid .....................................    $  25,845     $    --       $    --
    Income taxes paid .................................    $  20,000     $  14,722     $   3,508

            The accompanying notes are an integral part of these financial statements.


                                 MEGA ART CORP.

                          NOTES TO FINANCIAL STATEMENTS

                For the Years Ended July 31, 1998, 1997 and 1996


1.   Business Activity

     Mega Art Corp., (the "Company"), was incorporated on November 30, 1994, under the laws of the State of New York. The Company is located in New York City, and its principal activity is the development and production of media display advertising for a variety of companies locally and throughout the world.


2.   Summary of Significant Accounting Policies

     The major accounting and reporting policies which have been followed in preparing the accompanying financial statements are set forth below:

     Concentration of Credit Risk
     ----------------------------

     The Company maintains cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits. At July 31,1998, the Company exceeded the insured limit by $589,731.

     Accounts Receivable
     -------------------

     The Company periodically reviews accounts receivable. When accounts are determined to be uncollectible, they are charged to operations. For the years ended July 31, 1998, 1997 and 1996, the amounts charged to operations were $7,877, $0 and $0, respectively. The Company considers all other accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

     Property and Equipment
     ----------------------

     Property and equipment is stated at cost. Significant additions or improvements extending asset lives are capitalized; normal maintenance and repair costs are expensed as incurred. Property and equipment is depreciated over the estimated useful lives of the related assets using the Modified Accelerated Cost Recovery System. Such depreciation approximates that which is allowed using methods acceptable under generally accepted accounting principles.

     Revenue Recognition
     -------------------

     Revenue is recognized when the goods produced are shipped. Certain sales involve the rentals of display space. Revenues related to these sales are recognized based on the actual amount of time that the display space is rented. Billings in advance are recorded as deferred income.

                                 MEGA ART CORP.

                          NOTES TO FINANCIAL STATEMENTS


     Income Taxes
     ------------

     The Company follows the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires an asset and liability approach for income taxes. This method requires the recognition of a deferred tax charge or credit for the expected future tax consequences of temporary differences. Items that resulted in the recognition of deferred income tax liabilities include the differences recognized between the accrual basis of accounting and the cash basis of accounting, which is used for income tax purposes.

     Reclassifications
     -----------------

     Certain amounts in the 1997 financial statements have been reclassified in order to conform with the 1998 presentation.

     Estimates
     ---------

     The financial statements are prepared in conformity with generally accepted accounting principals which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


3.   Cash and Cash Equivalents

     Cash equivalents include highly liquid investments with a maturity of three months or less. Cash equivalents consisted exclusively of money market accounts at July 31, 1998, 1997 and 1996.


4.   Property and Equipment

     Property and equipment at July 31, 1998, 1997 and 1996 consists of the following:

                                              1998         1997          1996
                                              ----         ----          ----

     Equipment .......................    $1,064,834    $  458,787    $  776,546
     Furniture and fixtures ..........         5,405
     Leasehold improvements ..........       128,107         5,500
                                          ----------    ----------    ----------

                                           1,198,346       464,287       776,546
     Less: accumulated depreciation ..       219,010         4,258       156,516
                                          ----------    ----------    ----------

                                          $  979,336    $  460,029    $  620,030
                                          ==========    ==========    ==========

                                 MEGA ART CORP.

                          NOTES TO FINANCIAL STATEMENTS


5.   Long-Term Debt

     Long-term debt at July 31, 1998, 1997 and 1996 consists of the following:

                                                1998          1997       1996
                                                ----          ----       ----

       Loan payable due in monthly
       installments of $5,386 through
       December 2002, including interest
       at 10.60%..........................   $  227,161    $  --       $  --

       Equipment financing loan due in
       monthly installments of $7,371
       through July 2003, including
       interest at 9.62%..................      350,000
                                             ----------    --------    --------
                                                577,161

       Less: current maturities...........       99,846
                                             ----------    --------    --------
       Long-term portion..................   $  477,315    $  --       $  --
                                             ==========    ========    ========

     Aggregate maturities of long-term debt for the fiscal year ending July 31, are as follows:

                  1999......................................     $  99,846
                  2000......................................       110,344
                  2001......................................       121,950
                  2002......................................       134,778
                  2003......................................       110,243
                                                                 ---------

                                                                 $ 577,161
                                                                 =========

     The loan payable and equipment loan are secured by UCC filings and credit guarantees on the equipment financed.

                                 MEGA ART CORP.

                          NOTES TO FINANCIAL STATEMENTS


6.   Income Taxes

     Income tax expense at July 31, 1998, 1997 and 1996 is comprised of the following:

                                                  1998         1997       1996
                                                  ----         ----       ----

             Current tax expense
               Federal .....................    $ 21,000    $  8,000    $   --
               State and local .............      12,000       6,593       3,508
                                                --------    --------    --------

                  Total current ............      33,000      14,593       3,508
                                                --------    --------    --------

             Deferred tax expense
               Federal .....................     201,000      29,000      41,000
               State and local .............      52,000      27,000      29,000
                                                --------    --------    --------

                  Total deferred ...........     253,000      56,000      70,000
                                                --------    --------    --------

                  Total income tax expense..    $286,000    $ 70,593    $ 73,508
                                                ========    ========    ========


7.   Related Party Transactions

     The Company has an unsecured demand loan payable to one of its stockholders with no definite terms of repayment. Interest is being paid at an annual rate of 5.85%. The outstanding balance at July 31, 1998, 1997 and 1996 is $322,871, $240,641 and $46,302, respectively.


8.   Lease Commitments

     The Company leases office and warehouse space under operating leases expiring on March 31, 2002. The office space lease contains provisions for periodic rate adjustments (e.g., real estate tax escalations) to reflect cost of living index changes.

     The future minimum lease payments under the operating leases at July 31, 1998 consists of the following:

                  1999......................................     $  97,640
                  2000......................................       102,319
                  2001......................................       105,389
                  2002......................................        36,939
                                                                 ---------

                                                                 $ 342,287
                                                                 =========

                                 MEGA ART CORP.

                          NOTES TO FINANCIAL STATEMENTS


9.   Prior Period Adjustment

     Certain adjustments, relating to the overstatement of the reported net income in the Company's previously issued July 31, 1997 financial statements, are reflected in the financial statements of the current year. This resulted in the following changes to retained earnings as of July 31, 1997:

       Overstatement of accounts receivable................    $  35,327
       Understatement of accounts payable..................       48,011
                                                               ---------

           Net decrease in retained earnings...............    $  83,338
                                                               =========


10.  Stock Purchase Agreement

     The shareholders of Mega Art Corp. have entered into an agreement dated August 3, 1998 with Unidigital Inc. whereby Unidigital would purchase the stock of the Company. The closing of this agreement is scheduled to take place by August 31, 1998.

                         SUPPLEMENTARY INFORMATION

                                 MEGA ART CORP.

                          SCHEDULES OF SELLING, GENERAL
                           AND ADMINISTRATIVE EXPENSES

                For the Years ended July 31, 1998, 1997 and 1996


                                            1998          1997           1996
                                            ----          ----           ----

Salary - officers ..................    $  741,100    $  120,000    $  116,000
Consulting fees ....................       401,199        76,878
Professional fees ..................       146,247        38,321        13,822
Travel .............................        81,437        54,706        17,218
Telephone ..........................        51,717        19,485        10,036
Meals and entertainment ............        45,043        12,527        15,256
Rent ...............................        43,419        15,125        33,620
Commissions ........................        33,941       192,550         8,842
Office expense and supplies ........        33,797        23,016         4,007
Payroll taxes ......................        32,779         6,225         9,326
Promotion and marketing ............        29,108        26,986        20,182
Repairs and maintenance ............        16,140        10,350
Insurance ..........................        11,707           938         1,290
Employee benefits ..................        11,695
Bad debts ..........................         7,877
Miscellaneous ......................         5,112         2,423
Equipment lease ....................         4,438
Utilities ..........................         1,814         2,210         2,387
                                        ----------    ----------    ----------

       Total selling, general and
          administrative expenses ..    $1,698,570    $  601,740    $  251,986
                                        ==========    ==========    ==========

                       See Independent Auditors' Report.

(b)  Pro Forma Financial Information (unaudited).


                         PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Financial Statements are based on the historical financial statements of the Company, adjusted to give effect to the acquisition of all of the capital stock of Mega Art by the Company (the "Mega Art Acquisition"). The Pro Forma Balance Sheet assumes the Mega Art Acquisition occurred as of the most recent balance sheet date prior to the acquisition date of September 2, 1998. The Pro Forma Income Statements for the nine months ended May 31, 1998 and the twelve months ended August 31, 1997 assume that the Mega Art Acquisition occurred as of the first day of the applicable period. In addition, the Pro Forma Income Statement for the twelve months ended August 31, 1997 is adjusted to give effect to the Company's acquisition of all of the capital stock of Libra City Corporate Printing Limited on May 22, 1997 (the "Libra Acquisition"), its acquisition of substantially all of the assets of Boris Image Group, Inc. on April 4, 1997 (the "Boris Acquisition") and its acquisition of substantially all of the assets of Kwik International Color, Ltd. on March 25, 1998 (the "Kwik Acquisition") and assumes that such acquisitions occurred as of September 1, 1996.

      The Pro Forma Financial Statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Annual Report on Form 10-KSB for the year ended August 31, 1997, the Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 1998, the Company's Current Report on Form 8-K dated September 14, 1998, the Company's Current Report on Form 8-K/A dated June 8, 1998, the Company's Current Report on Form 8-K dated April 8, 1998, the Company's Current Report on Form 8-K dated June 6, 1997, the Company's Current Report on Form 8-K/A dated August 5, 1997 (each as filed with the Securities and Exchange Commission) and the audited financial statements of Mega Art that are filed herewith.

      The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the Mega Art Acquisition, the Kwik Acquisition, the Libra Acquisition and the Boris Acquisition had occurred on the assumed dates, as specified above, or to project the Company's financial condition or results of operations for any future period.



                                                        Unidigital Inc.

                                         Pro Forma Condensed Balance Sheet (Unaudited)

                                                         May 31, 1998

                                  ASSETS

                                                                Unidigital          Mega Art      Adjustments      Pro Forma
                                                                ----------          --------      -----------      ---------
Current assets:
  Cash and cash equivalents ...............................    $    162,098     $    500,321    $       --       $    662,419
  Accounts receivable (less allowance for doubtful
    accounts for Unidigital of $553,499) ..................      14,546,337          830,000            --         15,376,337
  Deferred financing costs, net ...........................       1,107,204             --              --          1,107,204
  Prepaid expenses ........................................       3,201,952           13,438            --          3,215,390
  Other current assets ....................................       3,645,179             --              --          3,645,179
                                                               ------------     ------------    ------------     ------------
    Total current assets ..................................      22,662,770        1,343,759            --         24,006,529

Property and equipment, net ...............................      13,807,594          731,836            --         14,539,430
Intangible assets, net ....................................      27,252,774             --        10,131,025       37,383,799
Other assets ..............................................         342,123             --              --            342,123
                                                               ------------     ------------    ------------     ------------
    Total assets ..........................................    $ 64,065,261     $  2,075,595    $ 10,131,025     $ 76,271,881
                                                               ============     ============    ============     ============
                           LIABILITIES
Current liabilities:
  Accounts payable and accrued expenses ...................    $  7,258,029     $    803,424    $       --       $  8,061,453
  Current portion of capital lease obligations ............       2,230,281             --              --          2,230,281
  Current portion of long-term debt .......................       2,942,775          315,444            --          3,258,219
  Income taxes payable ....................................       1,050,412             --              --          1,050,412
  Loans and notes payable to stockholders .................         168,906          185,752            --            354,658
                                                               ------------     ------------    ------------     ------------
    Total current liabilities .............................      13,650,403        1,304,620            --         14,955,023

Capital lease obligations, net of current portion .........       3,275,900             --              --          3,275,900
Long-term debt, net of current portion ....................      32,393,333             --         5,900,000       38,293,333
Deferred income taxes .....................................         543,970             --              --            543,970
Loans and notes payable to stockholders, net of current
   portion.................................................         207,495             --              --            207,495
                                                               ------------     ------------    ------------     ------------
    Total liabilities .....................................      50,071,101        1,304,620      5,900,000        57,275,721
                                                               ------------     ------------    ------------     ------------

                  STOCKHOLDERS' EQUITY
Preferred stock -- authorized 5,000,000 shares for
  Unidigital, $.01 par value each; none issued or
  outstanding .............................................            --               --              --               --
Common stock -- authorized 10,000,000 shares for
  Unidigital, $.01 par value each; 3,902,634 shares issued
  and outstanding at May 31, 1998; authorized 100
  shares for Mega Art, without par value; 100 shares
  issued and outstanding at May 31, 1998 ..................          39,206            2,000           5,541           46,747
Additional paid-in capital ................................       9,814,625             --         4,992,459       14,807,084
Retained earnings .........................................       4,404,005        7,689,975        (766,975)       4,406,005
Cumulative foreign translation adjustment .................        (263,676)            --              --           (263,676)
                                                               ------------     ------------    ------------     ------------
    Total stockholders' equity ............................      13,994,160          770,975       4,231,025       18,996,160
                                                               ------------     ------------    ------------     ------------
    Total liabilities and stockholders' equity ............    $ 64,065,261     $  2,075,595    $ 10,131,025     $ 76,271,881
                                                               ============     ============    ============     ============



                                                  Unidigital Inc.

                              Pro Forma Condensed Statement of Operations (Unaudited)

                                          Nine Months Ended May 31, 1998


                                 Unidigital          Kwik*          Mega Art          Adjustments      Pro Forma
                                 ----------          ----           --------          -----------      ---------

Revenues
  Net sales ................    $ 32,845,094    $  8,092,515     $  3,350,848       $       --       $ 44,288,457
                                ------------    ------------     ------------       ------------     ------------

Expenses
  Cost of sales ............      17,597,651       5,569,089        1,460,302               --         24,627,042
  Selling, general &
   administrative expenses .      10,943,509       2,982,431          688,075(a)        (721,118)      13,892,897
                                ------------    ------------     ------------       ------------     ------------
  Total operating expenses .      28,541,160       8,551,520        2,148,377           (721,118)      38,519,939
  Income from operations ...       4,303,934        (459,005)       1,202,471            721,118        5,768,518
  Interest expense .........       1,341,359         134,199           10,761(b)       1,587,518        3,073,837
  Interest expense-deferred
   financing costs .........         695,721            --               --                 --            695,721
  Interest and other
   expenses (income) .......         126,604          72,363             --                 --             54,241
  Expenses incurred due to
   restructuring ...........         246,932            --               --                 --            246,930
                                ------------    ------------     ------------       ------------     ------------
  Income before income taxes       1,893,320        (520,841)       1,191,710           (866,400)       1,697,789
  Provision for income taxes         727,299          78,770          548,187(c)        (397,164)         957,092
                                ------------    ------------     ------------       ------------     ------------
  Net income ...............    $  1,166,021    $   (599,611)    $    643,523       $   (469,236)    $    740,697
                                ============    =============    ============       ============     ============
  Net income per share
   available to common
   stockholders:
    Basic ..................    $       0.34                                                         $       0.18
                                ============                                                         ============
    Diluted ................    $       0.32                                                         $       0.17
                                ============                                                         ============
  Shares used to compute net
   income per share:
    Basic ..................       3,403,721                                             754,148        4,157,869
                                ============                                        ============     ============
    Diluted ................       3,640,752                                             754,148        4,394,900
                                ============                                        ============     ============


* September 1, 1997 to March 25, 1998.



                                                 Unidigital Inc.

                             Pro Forma Condensed Statement of Operations (Unaudited)

                                            Year Ended August 31, 1997


                               Unidigital        Libra             Boris            Kwik                Mega Art
                               ----------        -----             -----            ----                --------

Revenues
  Net sales .............    $ 27,261,856     $  4,202,018     $  3,276,883     $ 14,096,098        $  1,642,750
                             ------------     ------------     ------------     ------------        ------------

Expenses
  Cost of sales .........      14,449,663        3,053,209        1,733,080        8,435,133             729,254
  Selling, general &
   administrative
   expenses .............       9,673,071        1,270,444        1,615,998        4,965,031             644,709 (d)
                             ------------     ------------     ------------     ------------        ------------
  Total operating
   expenses .............      24,122,734        4,323,653        3,349,078       13,400,164           1,373,963
  Income (loss) from
   operations ...........       3,139,122         (121,635)         (72,195)         695,934             268,787
  Interest expense ......       1,094,628           37,282           92,972          212,520              -- (e)
  Interest expense-
   deferred financing
   costs ................         138,069             --               --               --                --
  Interest and other
   (income) expenses ....         (27,587)         (21,584)            --            124,000            (124,000)
                             ------------     ------------     ------------     ------------        ------------
  Income (loss) before
    income taxes ........       1,934,012         (137,333)        (165,167)         359,115             392,787
  Provision for income
   taxes ................         593,280          (26,493)               3          178,237             140,593 (f)
                             ------------     ------------     ------------     ------------        ------------
Net income (loss) .......    $  1,340,732     $   (110,840)    $   (165,170)    $    180,878        $    252,194
                             ============     ============     ============     ============        ============
Net income per share
 available to common
 stockholders:
   Basic.................    $       0.41
                             ============
   Diluted...............    $       0.40
                             ============

Shares used to
 compute net income
 per share:
   Basic ................       3,239,040
                             ============
   Diluted ..............       3,378,775
                             ============



                                                 Unidigital Inc.

                             Pro Forma Condensed Statement of Operations (Unaudited)

                                            Year Ended August 31, 1997


                              Adjustments      Pro Forma
                              -----------      ---------

Revenues
  Net sales .............    $       --       $ 50,479,605
                             ------------     ------------

Expenses
  Cost of sales .........                       28,400,339
  Selling, general &
   administrative
   expenses .............        (144,594)      18,024,659
                             ------------     ------------
  Total operating
   expenses .............        (144,594)      46,424,998
  Income (loss) from
   operations ...........         144,594        4,054,607
  Interest expense ......       3,045,480        4,482,882
  Interest expense-
   deferred financing
   costs ................            --            138,069
  Interest and other
   (income) expenses ....            --           (48,872)
                             ------------     ------------
  Income (loss) before
    income taxes ........      (2,900,886)       (517,472)
  Provision for income
   taxes ................      (1,049,050)       (163,430)

Net income (loss) .......    $ (1,851,836)    $   (354,042)
                             ============     ============
Net income per share
 available to common
 stockholders:
   Basic...........                          $      (0.08)
                                             ============
   Diluted.........                          $      (0.07)
                                             ============

Shares used to
 compute net income
 per share:
   Basic ................       1,403,989      4,643,029
                             ============     ===========
   Diluted ..............       1,403,989      4,782,764
                             ============     ===========



                    Notes to Pro Forma Condensed Consolidated
                        Financial Statements (Unaudited)


      For purposes of determining the pro forma effect of the Mega Art Acquisition on the Company's balance sheet as of May 31, 1998 and the Company's income statement for the nine months ended May 31, 1998, the following pro forma adjustments have been made:

                                                                    May 31,
                                                                      1998
                                                                      ----

      Cash received from borrowings .........................     $ 5,900,000
      Cash consideration for Kwik Acquisition ...............       5,900,000
                                                                  -----------
                                                                  $      --
                                                                  -----------

      Consideration for Mega Art Acquisition
      --------------------------------------
      Cash ..................................................       5,800,000
      Issuance of 754,148 common shares at $6.63 per share ..       5,000,000
      Expenses of acquisition................................         100,000
                                                                  -----------
                 Total Consideration ........................     $10,900,000

                 Total value of net assets acquired .........         768,975
                 Goodwill ...................................     $10,131,025
                                                                  ===========




                                                Mega Art           Kwik          Total
                                                --------           ----          -----

(a) Amortization of goodwill over 25 years..  $   300,543     $   514,592     $   815,136
    (Excess) owners' compensation...........      (12,000)     (1,524,254)     (1,536,254)
                                              -----------     -----------     -----------
                                              $   288,543     $(1,009,602)    $  (721,118)
                                              ===========     ===========     ===========


(b) Additional financing costs .............  $  (369,750)    $(1,247,768)    $(1,587,518)
                                              ===========     ===========     ===========


(c) Pro forma tax adjustment ...............  $   246,752     $   (95,729)    $  (397,164)
                                              ===========     ===========     ===========


                    Notes to Pro Forma Condensed Consolidated
                        Financial Statements (Unaudited)


      For purposes of determining the pro forma effect of the Mega Art Acquisition, the Kwik Acquisition, the Libra Acquisition and the Boris Acquisition on the Company's income statement for the twelve months ended August 31, 1997, the following pro forma adjustments have been made:




                                          Mega Art          Kwik            Libra            Boris          Total
                                          --------          ----            -----            -----          -----

(d) Amortization of goodwill .......    $   400,725     $   882,158     $   128,962     $      66,614    $ 1,478,459
    Additional (Excess) owners'
      compensation .................         80,000      (1,703,053)           --                --       (1,623,053)
                                        -----------     -----------     -----------     -------------    -----------
                                        $   480,725     $  (820,895)    $   128,962     $      66,614    $  (144,594)
                                        ===========     ===========     ===========     =============    ===========


(e) Additional financing costs .....    $  (493,000)    $(2,111,480)    $  (441,000)    $        --      $(3,045,480)
                                        ===========     ===========     ===========     =============    ===========


(f) Pro forma tax adjustment .......    $  (405,984)    $  (457,678)    $  (185,388)    $        --      $(1,049,050)
                                        ===========     ===========     ===========     =============    ===========



(c)  Exhibits.


      Exhibit No.                       Description of Exhibit
      -----------                       ----------------------

       4.1 Stockholders' Agreement dated as of September 2, 1998 by and between Unidigital Inc. and Ehud Aloni (included as an exhibit to the Current Report on Form 8-K of the Company dated September 14, 1998 and incorporated by reference herein).

      10.1 Agreement and Purchase of Sale dated as of August 3, 1998 by and among Unidigital Inc., Unison (NY), Inc., Mega Art Corp., Ehud Aloni, Amit Primor, Jeffrey E. Rothman and Seligson, Rothman & Rothman (included as an exhibit to the Current Report on Form 8-K of the Company dated September 14, 1998 and incorporated by reference herein).

      10.2 Employment Agreement dated as of September 2, 1998 by and between Mega Art Corp. and Ehud Aloni (included as an exhibit to the Current Report on Form 8-K of the Company dated September 14, 1998 and incorporated by reference herein).

      23.1                              Consent of Robbins Spielman  Koenigsberg
                                        & Parker, LLP.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Unidigital Inc.



                                       By: /s/ William E. Dye
                                          -----------------------
                                          William E. Dye, Chief Executive
                                          Officer (Principal Executive,
                                          Financial and Accounting Officer)


Date: November 16, 1998

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Form 8-K/A of our report dated August 25, 1998, except for the years ended July 1997 and 1996 as to which the date is November 11, 1998, on our audit of the financial statements of Mega Art Corp. as of July 31, 1998, and for each of the three years in the period ended, which report is included in this Form 8-K/A.



/s/ Robbins Spielman Koenigsberg & Parker, LLP



New York, New York
November 16, 1998